                                                                     EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION
                                       OF
                           AAMES FINANCIAL CORPORATION


     FIRST: The name of this corporation is Aames Financial Corporation (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 to the Delaware Code (the "GCL").

     FOURTH: The total number of shares which the Corporation shall have authority to issue is 8,000,000 consisting of 7,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

     FIFTH: All rights to vote and all voting power shall be vested in the Common Stock and the holders thereof shall be entitled at all elections of directors to one (1) vote per share. Special meetings of the stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the Chairman of the Board or by the Chief Executive Officer or President of the Corporation.

     SIXTH: The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. The term of the initial Class I directors shall terminate on the date of the 1994 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 1993 annual meeting of stockholders and the term of the initial Class III directors shall terminate on the date of the 1992 annual meeting of stockholders. At each annualmeeting of stockholders beginning in 1992, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as reasonably possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent directors. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director and not by the stockholders. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the terms of the class to which such director shall have been elected.

     Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, for cause only, by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors, considered for purposes of this Article SIXTH as one class.

     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to the second paragraph of Article FOURTH applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

     SEVENTH: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

     Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by written consent of the stockholders pursuant to the GCL.

     EIGHTH: The officers of the Corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

     NINTH: (A) The Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Section A of Article NINTH shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

         (B) No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Section B of Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

         (C) In furtherance and not in limitation of the powers conferred by statute:

              (i) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of law; and

              (ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

     TENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

     ELEVENTH: The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

     TWELFTH: The name and mailing address for the Incorporator of the Corporation is as follows: Barbara J. Gillen, 10940 Wilshire Boulevard, Suite 600, Los Angeles, California 90024-3902.

     IN WITNESS WHEREOF, the undersigned has executed the Certificate of Incorporation this 2nd day of October, 1991.

                                              /s/ Barbara J. Gillen
                                              ---------------------
                                              Barbara J. Gillen
                                              Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


     AAMES FINANCIAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That a meeting of the Board of Directors of Aames Financial Corporation (the "Corporation"), resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring the amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article FOURTH to provide that the authorized number of shares shall be 11,000,000, consisting of 10,000,000 shares of common stock, par value $0.001 per shares, and 1,000,000 shares of preferred stock, par value $0.001 per share.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporate law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Gary K. Judis, its Chief Executive Officer, and Bobbie J. Burroughs, its Secretary, this 25 day of April, 1994.

                                           By:  /s/ Gary K. Judis
                                                ------------------------------
                                                Chief Executive Officer


                                       ATTEST:  /s/ Bobbie J. Burroughs
                                                ------------------------------
                                                Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           AAMES FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)


     The undersigned GARY JUDIS and BOBBIE BURROUGHS, the President and Secretary, respectively, of Aames Financial Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), do hereby certify pursuant to Section 103 of the DGCL:

     The text of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

     FOURTH: The total number of shares which the Corporation shall have authority to issue is 51,000,000, consisting of 50,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 17th day of January, 1996.

                                     By: /s/ Gary K. Judis
                                         ------------------------------
                                         Gary K. Judis, President


                                 Attest: /s/ Bobbie J. Burroughs
                                         ------------------------------
                                         Bobbie J. Burroughs, Secretary

                         CERTIFICATE OF DESIGNATION OF
                     RIGHTS, PREFERENCES AND PRIVILEGES OF
                            SERIES A PREFERRED STOCK
                                       OF
                          AAMES FINANCIAL CORPORATION


     Pursuant to Section 151 of the Delaware General Corporation law:

     The undersigned hereby certifies that the following resolution has been adopted by the Board of Directors of Aames Financial Corporation, a Delaware corporation (the "Corporation") as required by Section 151 of the Delaware General Corporation Law by unanimous written consent on June 21, 1996;

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors") in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby creates a new series of the previously authorized Preferred Stock, par value $0.001 per share (the "Preferred Stock") of the Corporation, and hereby states the designation and number of shares, and fixes the, relative rights, preferences and limitations thereof (in addition to any provision set forth in the Certificate of Incorporation of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

     Series A Preferred Stock:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 500,000 shares of Series A Preferred Stock, having a par value of $0.001 per share. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

     Section 2. Dividends and Distributions

         (a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.001 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as defined below) then in effect, times the aggregate per share amount of all cash dividends declared or paid on the Common Stock, and (ii) a preferential cash dividend (a "Preferential Dividend"), if any, on the first day of July, October, January and April in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to $1.00 per share of Series A Preferred Stock less the per share amount of all cash dividends declared on the Series A Preferred Stock pursuant to clause (i) of this sentence since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each whole outstanding share of Series A Preferred Stock, a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. The dividends and distributions on the Series A Preferred Stock to which holders thereof are entitled pursuant to clause (i) of the first sentence of this paragraph and the second sentence of this paragraph are hereinafter referred to as "Participating Dividends." As used herein, the "Formula Number" shall be 100; provided, however, that if at any time after June 21, 1996, the Corporation shall (i) declare or pay any dividend or make any distribution on the Common Stock, payable in shares of Common Stock, (ii) subdivide (by a stock split or otherwise), the outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the Formula Number in effect immediately prior to such event shall be adjusted to a number determined by multiplying the Formula Number then in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after June 21, 1996, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification, or change so that each share of Series A Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

         (b) The Corporation shall declare each Participating Dividend immediately prior to or at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required shall be paid or set aside for payment on the Common Stock unless a Participating Dividend in respect of such dividend shall have been paid.

         (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or stockholders generally are entitled to vote, multiplied by the maximum number of votes per share which any holder of the Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

         (b) Except as otherwise provided herein, in any other Certificate of Amendment creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (c) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

         (a) Whenever Preferential Dividends or Participating Dividends are in arrears or the Corporation shall be in default in payment thereof, thereafter and until all accrued and unpaid Participating Dividends and Preferential Dividends, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid or set aside for payment in full, the Corporation shall not:

              (i) declare or pay dividends, or make any other distributions on or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

              (ii) declare or pay dividends, or make any other distributions, on the shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

              (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior or on a parity (either as to dividends or upon liquidation, dissolution or winding up) to or with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior or parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

              (iv) redeem or purchase or otherwise acquire for consideration shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Amendment or Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of
(i) $0.01 per whole share, or (ii) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, unless simultaneously therewith distributions are made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of Series A Preferred Stock shares are entitled under clause (a)(i) of this sentence and to which the holders of such parity shares are entitled in each case upon such liquidation, dissolution or winding up.

     Section 7. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event that both this
Section 7 and Section 2 appear to apply to a transaction, this Section 7 shall control.

     Section 8. Effective Time of Adjustments.

         (a) Adjustments to the Series A Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

         (b) The Corporation shall give prompt written notice to each holder of a share of Series A Preferred Stock of the effect on any such shares of any adjustment to the dividend rights or rights upon liquidation, dissolution or winding up of the Corporation required by the provisions hereof. Notwithstanding the foregoing sentence, the failure of the Corporation to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

     Section 9. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 10. Rank. Unless otherwise provided in the Certificate of Incorporation or a Certificate of Designation relating to a subsequent series of Preferred Stock of the Corporation, the Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

     Section 11. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-hundredth (1/100th) of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-hundredth (1/100th) of a share or any integral multiple thereof, or (2) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

     Section 12. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, AAMES FINANCIAL CORPORATION has caused this Certificate to be signed and attested this 21st day of June, 1996.

                                              /s/ Gary K. Judis
                                              --------------------------------
                                              Gary K. Judis,
                                              Chief Executive Officer

Attest:

/s/ Audry Patterson
--------------------------
Audry Patterson, Secretary

                           CERTIFICATE OF CORRECTION
                    FILED TO CORRECT A CERTAIN ERROR IN THE
                          CERTIFICATE OF AMENDMENT OF
                          AAMES FINANCIAL CORPORATION


     Aames Financial Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         1. The name of the corporation is Aames Financial Corporation.

         2. That a Certificate of Amendment was filed by the Secretary of State of Delaware on January 19, 1996 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

         3. The inaccuracy or defect of said Certificate to be corrected is as follows: the second paragraph of Article FOURTH was inadvertently deleted.

         4. Article FOURTH of said Certificate is corrected to read in its entirety as follows:


              FOURTH: The total number of shares which the Corporation shall have authority to issue is 51,000,000, consisting of 50,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

              Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

     Aames Financial Corporation has caused this Certificate of Correction to be signed by Barbara S. Polsky, its authorized officer, this 26th day of August, 1997.

                                          By: /s/ Barbara S. Polsky
                                              --------------------------------
                                              Barbara S. Polsky
                                              Executive Vice President,
                                              General Counsel and Secretary

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                 CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS,
                PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                  OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS,
                     LIMITATIONS OR RESTRICTIONS THEREOF, OF
                     SERIES B CONVERTIBLE PREFERRED STOCK OF
                           AAMES FINANCIAL CORPORATION

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     AAMES FINANCIAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

                      SERIES B CONVERTIBLE PREFERRED STOCK:

                            I. DESIGNATION AND AMOUNT

               The designation of this series of shares shall be "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") par value $0.001 per share; the initial stated value per share shall be $1,000.00 (the "Initial Stated Value"); and the number of shares constituting such series shall be 100,000. The number of shares of the Series B Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series B Preferred Stock then outstanding.

                                    II. RANK

               A. With respect to dividends, the Series B Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series C Preferred Stock"); (ii) on a parity with the Series C Preferred Stock; and (iii) senior to the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity, including the Series C Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

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

     B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock of the Corporation, except for the Series C Preferred Stock; (ii) on a parity with the Series C Preferred Stock; and
(iii) senior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks on parity, including the Series C Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series B Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

     C. The Series B Preferred Stock shall be subject to the creation of Junior Dividend Securities and Junior Liquidation Securities (collectively, "Junior Securities"), but no Parity Dividend Securities or Parity Liquidation Securities (collectively, "Parity Securities") (other than the Series C Preferred Stock) or Senior Dividend Securities or Senior Liquidation Securities (collectively, "Senior Securities") shall be created except in accordance with the terms hereof.

                                 III. DIVIDENDS

     A. DIVIDENDS. Subject to the terms of paragraph D below, shares of Series B Preferred Stock shall accumulate dividends at a rate of 6.5% per annum (the "Dividend Rate"), which dividends shall be paid quarterly in cash, in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that during the Accrual Period (as defined in Article IX hereof) the Corporation shall have the option to accrue such dividends, which dividends, to the extent so accrued, shall compound quarterly. Prior to the consummation of the Recapitalization, dividends shall accrue and accumulate on the Initial Stated Value of each share of Series B Preferred Stock. Following the consummation of the Recapitalization, dividends shall accrue and accumulate on the Post-Recapitalization Stated Value of each share of Series B Preferred Stock. Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series B Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

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     B. ACCUMULATION. Dividends on the Series B Preferred Stock shall be cumulative, and from and after (i) any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full (other than by reason of the election of the Corporation to accrue dividends during the Accrual Period); or (ii) any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (the "Arrearage") at 125% of the stated dividend rate (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date, and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series B Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date). Dividends in respect of any Arrearage shall be paid in cash.

     C. METHOD OF PAYMENT. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series B Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. After the Second Anniversary Date, dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series B Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series B Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     D. SPECIAL DIVIDEND RIGHTS.

     1. In addition to the dividend rights set forth in paragraph A above, prior to the consummation of the Recapitalization, the holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, cash dividends in an amount per whole share (rounded to the nearest cent) equal to the Formula Number then in effect times the aggregate per share amount of all cash dividends declared or paid on the Common Stock. If, prior to the consummation of the Recapitalization, the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of non-cash consideration, then, in each such case, the Corporation shall simultaneously pay or make on each whole outstanding share of the Series B Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. The dividends and distributions on the Series B Preferred Stock pursuant to this paragraph are hereinafter referred to as "Participating Dividends." The Corporation shall declare each Participating Dividend immediately prior to or at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required shall be paid or set aside for payment on the Common Stock unless a Participation Dividend in respect of such dividend shall be have been paid. Nothing contained in this paragraph D shall obligate the Company to declare or pay any dividend or other distribution on the Common Stock or (except pursuant to paragraph A of this Article III or in connection with a dividend or distribution on the Common Stock as provided in this paragraph D) the Series B Preferred Stock.

     2. If the Recapitalization is not consummated prior to June 30, 1999, the Dividend Rate shall be deemed to be 15% per annum during the period commencing on such date and ending on the date the Recapitalization is consummated.

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
                           IV. LIQUIDATION PREFERENCE

     A. PRIOR TO THE RECAPITALIZATION. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, occurring prior to the consummation of the Recapitalization, the holders of then-outstanding shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of
(i) the dividends, if any, accumulated or deemed to have accumulated thereon, to the date of final distribution to such holders, whether or not such dividends are declared; and (ii) the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Series B Preferred Stock shall be entitled to share pro rata with the holders of Common Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Series B Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock. The distributions on the Series B Preferred Stock pursuant to the immediately preceding sentence of this paragraph A are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.

     B. AFTER THE RECAPITALIZATION. Subsequent to the consummation of the Recapitalization, the holders of the outstanding shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared; and (ii) the Post-Recapitalization Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full after the consummation of the Recapitalization, the holders of Series B Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation.

     C. PARITY SECURITIES. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series B Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series B Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

     D. MERGER NOT A LIQUIDATION. Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV, but the holders of shares of Series B Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series B Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

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                                  V. REDEMPTION

     A. INTENTIONALLY OMITTED

     B. OPTIONAL REDEMPTION. Commencing on the earlier to occur of (x) the tenth anniversary of the Issue Date and (y) the date on which fewer than 25% of the shares of Series B Preferred Stock issued on the Issue Date remain outstanding, and at all times thereafter, the Corporation may, at its option, redeem all (but not less than all) outstanding shares of Series B Preferred Stock on a date specified by the Corporation (the "Optional Redemption Date") by paying the Redemption Price therefor in cash out of funds legally available for such purpose.

     C. NOTICE AND REDEMPTION PROCEDURES. Notice of the redemption of shares of Series B Preferred Stock pursuant to paragraph B of this Article V (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series B Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the Optional Redemption Date, which date shall be set forth in such notice (the "Redemption Date"); provided that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock held by any other holder. In order to facilitate the redemption of shares of Series B Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series B Preferred Stock to be redeemed not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Optional Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for such shares. From and after the Optional Redemption Date, all dividends on shares of Series B Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series B Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Optional Redemption Date.

     D. DEPOSIT OF FUNDS. The Corporation shall, on or prior to the Optional Redemption Date, pursuant to paragraph C of this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series B Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price for such shares upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of the Redemption Price for such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series B Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective

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certificates, shall cease and terminate. No dividends shall accumulate on any shares of Series B Preferred Stock after the Optional Redemption Date for such shares (unless the Corporation shall fail to deposit cash sufficient to redeem all such shares). In case holders of any shares of Series B Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

                         VI. RESTRICTIONS ON DIVIDENDS

     So long as any shares of the Series B Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities or the repurchase, redemption or other retirement of Junior Securities or Parity Securities in exchange for Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series B Preferred Stock not paid on the dates provided for in paragraph A of Article III hereof (including Arrearages and accumulated dividends thereon) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series B Preferred Stock, all dividends declared on the Series B Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series B Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series B Preferred Stock and such Parity Dividend Securities bear to each other.

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                               VII. VOTING RIGHTS

     A. On or prior to the consummation of the Recapitalization, the holders of Series B Preferred Stock shall be entitled to one thousand (1,000) votes per share of Series B Preferred Stock at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration. After the consummation of the Recapitalization, the holders of Series B Preferred Stock shall be entitled to the number of votes per share of Series B Preferred Stock equal to the number of shares of Common Stock for which such share of Series B Preferred Stock is then convertible pursuant to Article VIII at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration.

     B. So long as any shares of the Series B Preferred Stock are outstanding, (i) each share of Series B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock; and (ii) the shares of Series B Preferred Stock shall vote together with shares of Common Stock (and any shares of Series C Preferred Stock entitled to vote) as a single class.

     C. At each annual meeting of the stockholders of the Corporation, the holders of Series B Preferred Stock, voting as a separate class, shall have the right to elect, by the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, four members of a separate class of directors, each of whom shall serve until the next annual meeting of the stockholders of the Corporation or until his or her successor is elected and qualified. Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below. The initial directors shall be Steven M. Gluckstern, Adam M. Mizel, Mani Sadeghi and David Spuria.

     D. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, the Corporation shall not (i) authorize, create or issue, or increase the authorized amount of, (x) any Senior Securities or Parity Securities or (y) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof or (ii) enter into any Transaction (as defined in paragraph H of Article VIII). Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below.

     E. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series B Preferred Stock so as to affect them materially and adversely or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series B Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon. Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below.

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     F. The foregoing rights of holders of shares of Series B Preferred Stock to take any actions as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

     The Chairman of the Board of the Corporation may call, and upon written request of holders of record of 35% of the outstanding shares of Series B Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, or the holders of record of 35% of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, if the holders of shares of Series B Preferred Stock are to vote as a class with the holders of shares of any Series C Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

     At each meeting of stockholders at which the holders of shares of Series B Preferred Stock shall have the right, voting separately as a single class or as a class with the holders of shares of any Series C Preferred Stock, to elect directors of the Corporation as provided in paragraph C above or to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series B Preferred Stock, if the holders of shares of Series B Preferred Stock are to vote separately as a single class, or the holders of record of one-third of the total number of shares of Series B Preferred Stock and Series C Preferred Stock, if the holder of shares of Series B Preferred Stock are to vote as a class with the holders of shares of Series C Preferred Stock, then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

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               (A) the absence of a quorum of the holders of shares of Series B
        Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, shall not prevent the election of directors other than those to be elected by the holders of shares of Series B Preferred Stock, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the holders of shares of Series B Preferred Stock or the taking of any action as provided in this
        Article VII; and

               (B) in the absence of a quorum of the holders of shares of Series B Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, or the holders of shares of Series B Preferred Stock and Series C Preferred Stock, if the holders of Series B Preferred Stock are to vote as a class with the holders of shares of Series C Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series B Preferred Stock or the holders of Series B Preferred Stock and Series C Preferred Stock, as the case may be, from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     For taking of any action as provided in this Article VII by the holders of shares of Series B Preferred Stock voting separately as a single class or together with the holders of shares of Series B Preferred Stock and Series C Preferred Stock as a single class, as the case may be, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record dated fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice if waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

     In case any vacancy shall occur among the directors elected by the holders of shares of Series B Preferred Stock, as provided in paragraph C above, such vacancy may be filled for the unexpired portion of the term by vote of the remaining directors theretofore elected by such holders (if there is a remaining director), or the last remaining director's successor in office. If any such vacancy is not so filled within 20 days after the creation thereof or if all directors so elected by the holders of Series B Preferred Stock shall cease to serve as directors before their terms shall expire, the holders of the Series B Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as herein provided (if action by written consent is permitted), or at a special meeting of such holders called as provided herein, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

     Any director elected by the holders of shares of Series B Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote or written consent (if action by written consent is permitted) of the holders of at least a majority of the outstanding shares of Series B Preferred Stock. A special meeting of the holders of shares of Series B Preferred Stock may be called in accordance with the procedures set forth in this paragraph F.

     G. The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

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                                VIII. CONVERSION

     The holders of the Series B Preferred Stock shall have conversion rights as follows:

        A. Each share of Series B Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, the holders of a majority of the outstanding shares of Series B Preferred Stock, at any time, at the office of the Corporation or any transfer agent for such Series, into one thousand (1,000) fully paid and nonassessable shares of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) (prior to the consummation of the Recapitalization) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion, provided ,that any conversion pursuant to this paragraph A of less than all of the outstanding shares of Series B Preferred Stock shall be on a pro rata basis amongst all holders of Series B Preferred Stock. After consummation of the Recapitalization, the number "1,000" in this paragraph shall be "1", subject to adjustment as provided in paragraph VIII.G.

        B. If the holders of a majority of the outstanding shares of Series B Preferred Stock give notice of conversion under paragraph A above, the Corporation shall notify all other record holders of Series B Preferred Stock (a "Conversion Notice"). Following receipt of a Conversion Notice, the holders of Series B Preferred Stock shall surrender the certificate or certificates therefor duly endorsed, at the office of the Corporation or of any transfer agent for such Series, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Conversion Notice and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Series B Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

        C. No fractional shares shall be issued upon conversion of any shares of Series B Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Series B Preferred Stock shall be paid in cash for any fractional share.

        D. In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series B Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph H applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

        E. From and after the Recapitalization, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, then in addition to such other remedies as shall be available to the holder of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        F. Any notice required by the provisions of paragraph D to be given the holders of shares of Series B Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

        G. The conversion ratio shall be subject to adjustment from time to time as follows:

                     (i) In case the Corporation shall at any time or from time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Series B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series B Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause
               (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                     (ii) In the case the Corporation shall, after the Issue
               Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive trading days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this paragraph G, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof (including, but not limited to, the Rights, the Series B Preferred Stock, the Series C Preferred Stock and the Warrants) nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause
               (ii) applies. Upon expiration of any Convertible Securities which shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise or conversion of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                     (iii) In case the Corporation shall at any time or from
               time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than (A) regular quarterly dividends payable in cash in an aggregate amount not to exceed 15% of net income from continuing operations before extraordinary items of the Corporation, determined in accordance with generally accepted accounting principles, during the period (treated as one accounting period) commencing on July 1, 1998, and ending on the date such dividend is paid or (B) dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph G, then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series B Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, less the Fair Market Value (as defined in Article
               IX) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Series B Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                     (iv) For purposes of this paragraph G, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                     (v) The term "dividend", as used in this paragraph G shall mean a dividend or other distribution upon stock of the Corporation except pursuant to the Rights Agreement (as defined in Article IX). Notwithstanding anything in this Article VIII to the contrary, the conversion ratio shall not be adjusted as a result of any dividend, distribution or issuance of securities of the Corporation pursuant to the Rights Agreement.

                     (vi) Anything in this paragraph G to the contrary
               notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                     (vii) The certificate of any firm of independent public
               accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph G.

                     (viii) If the Corporation shall take a record of the
               holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph G or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                     (ix) There shall be no adjustment of the conversion ratio
               in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph G(i), G(ii) and H of this
               Article VIII.

        H. In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph G(i) of this Article VIII, or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph H shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

        I. Upon any adjustment of the conversion ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in
               Article VIII, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Series B Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this Article VIII.

                           IX. ADDITIONAL DEFINITIONS

     For the purposes of this Certificate of Designations of Series B Preferred Stock, the following terms shall have the meanings indicated:

     "Accrual Period" means the end of the first quarterly period following the Second Anniversary Date.

     "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings.

     "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Bylaws" means the Bylaws of the Corporation, as amended.

     "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

     "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

     "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

     "Formula Number" shall mean one thousand (1,000) prior to consummation of the Recapitalization, provided, however, that if at any time prior to the consummation of the Recapitalization, the Corporation shall (i) declare or pay any dividend or make any distribution on the Common Stock, payable in shares of Common Stock; (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the Formula Number in effect immediately prior to such event shall be adjusted to a number determined by multiplying the Formula Number then in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if prior to the consummation of the Recapitalization the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification, or change so that each share of Series B Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock immediately prior to such merger, reclassification, or change.

     "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

     "Issue Date" shall mean the first date on which shares of Series B Preferred Stock are issued.

     "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Post-Recapitalization Stated Value" shall be equal to $1.00.

     "Recapitalization" means the amendment of the Corporation's Certificate of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 400,000,000, and the authorized shares of Preferred Stock from 1,000,000 to 200,000,000, and the subsequent one thousand-for-one split of Series B Preferred Stock and Series C Preferred Stock.

     "Redemption Price" of a share of Class B Preferred Stock shall mean the sum of (a) the dividends, if any, accumulated or deemed to have accumulated thereon to the Optional Redemption Date, whether or not such dividends are declared plus (b) either (i) the Initial Stated Value thereof (if the Recapitalization has not been consummated prior to June 30, 1999) or (ii) the Post-Recapitalization Stated Value thereof (if the Recapitalization has been consummated prior to June 30, 1999), in each case subject to adjustment for splits, reclassifications, recombinations or other similar events.

     "Rights" shall mean any rights to purchase securities of the Corporation issued pursuant to any Rights Agreement.

     "Rights Agreement" shall mean the Rights Agreement, dated as of June 21, 1996, between the Company and Wells Fargo Bank as rights agent, and all amendments, supplements and replacements thereof.

     "Second Anniversary Date" means the second anniversary of the Issue Date.

     "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the Voting Securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person and one or more of its Subsidiaries.

     "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange a Business Day.

     "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

                                X. MISCELLANEOUS

     A. NOTICES. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

         (i) if to the Corporation, to its office at 2 California Plaza, 350 South Grand Avenue, Los Angeles, California 90071 (Attention: General Counsel) or to the transfer agent for the Series B Preferred Stock;

         (ii) if to a holder of the Series B Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Stock); or

         (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

     B. REACQUIRED SHARES. Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series B Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $0.001 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $0.001 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

     C. ENFORCEMENT. Any registered holder of shares of Series B Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     D. TRANSFER TAXES. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion of, or other securities or property issued on account of, shares of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Series B Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

     E. TRANSFER AGENT. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series B Preferred Stock.

     F. RECORD DATES. In the event that the Series B Preferred Stock shall be registered under either the Securities Act of 1933, as amended, or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series B Preferred Stock.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Executive vice President, General Counsel and Secretary and attested by its Assistant Secretary, this 10th day of February , 1999.

                                     AAMES FINANCIAL CORPORATION

                                     By:  /s/  Barbara S. Polsky
                                          ---------------------------------
                                   Name:  Barbara S. Polsky
                                  Title:  Executive Vice President, General
                                          Counsel and Secretary


[Corporate Seal]

ATTEST:

/s/  John F. Madden, Jr.
------------------------------
John F. Madden Jr.
Assistant Secretary

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                 CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS,
                PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                  OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS,
                     LIMITATIONS OR RESTRICTIONS THEREOF, OF
                     SERIES C CONVERTIBLE PREFERRED STOCK OF
                           AAMES FINANCIAL CORPORATION
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     AAMES FINANCIAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

                      SERIES C CONVERTIBLE PREFERRED STOCK:

                            I. DESIGNATION AND AMOUNT

     The designation of this series of shares shall be "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") par value $0.001 per share; the initial stated value per share shall be $1,000.00 (the "Initial Stated Value"); and the number of shares constituting such series shall be 100,000. The number of shares of the Series C Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series C Preferred Stock then outstanding.

                                    II. RANK

     A. With respect to dividends, the Series C Preferred Stock shall rank
(i) senior to each other class or series of Preferred Stock, except for the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series B Preferred Stock"); (ii) on a parity with the Series B Preferred Stock; and (iii) senior to the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series C Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series C Preferred Stock ranks on a parity, including the Series B Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series C Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

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     B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series C Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series B Preferred Stock;
(ii) on a parity with the Series B Preferred Stock; and (iii) senior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series C Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series C Preferred Stock ranks on parity, including the Series B Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series C Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

     C. The Series C Preferred Stock shall be subject to the creation of Junior Dividend Securities and Junior Liquidation Securities (collectively, "Junior Securities"), but no Parity Dividend Securities or Parity Liquidation Securities (collectively, "Parity Securities") (other than the Series B Preferred Stock) or Senior Dividend Securities or Senior Liquidation Securities (collectively, "Senior Securities") shall be created except in accordance with the terms hereof.

                                 III. DIVIDENDS

     A. DIVIDENDS. Subject to the terms of paragraph D below, shares of Series C Preferred Stock shall accumulate dividends at a rate of 6.5% per annum (the "Dividend Rate"), which dividends shall be paid quarterly in cash, in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that during the Accrual Period (as defined in Article IX hereof) the Corporation shall have the option to accrue such dividends, which dividends, to the extent so accrued, shall compound quarterly. Prior to the consummation of the Recapitalization, dividends shall accrue and accumulate on the Initial Stated Value of each share of Series B Preferred Stock. Following the consummation of the Recapitalization, dividends shall accrue and accumulate on the Post-Recapitalization Stated Value of each share of Series B Preferred Stock. Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series C Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

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     B. ACCUMULATION. Dividends on the Series C Preferred Stock shall be cumulative, and from and after (i) any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full (other than by reason of the election of the Corporation to accrue dividends during the Accrual Period); or (ii) any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (the "Arrearage") at 125% of the stated dividend rate (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date, and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series C Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date). Dividends in respect of any Arrearage shall be paid in cash.

     C. METHOD OF PAYMENT. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series C Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. After the Second Anniversary Date, dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series C Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series C Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     D. SPECIAL DIVIDEND RIGHTS.

         1. In addition to the dividend rights set forth in paragraph A above, prior to the consummation of the Recapitalization, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, cash dividends in an amount per whole share (rounded to the nearest cent) equal to the Formula Number then in effect times the aggregate per share amount of all cash dividends declared or paid on the Common Stock. If, prior to the consummation of the Recapitalization, the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of non-cash consideration, then, in each such case, the Corporation shall simultaneously pay or make on each whole outstanding share of the Series C Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. The dividends and distributions on the Series C Preferred Stock pursuant to this paragraph D are hereinafter referred to as "Participating Dividends." The Corporation shall declare each Participating Dividend immediately prior to or at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required shall be paid or set aside for payment on the Common Stock unless a Participation Dividend in respect of such dividend shall be have been paid. Nothing contained in this paragraph D shall obligate the Company to declare or pay any dividend or other distribution on the Common Stock or (except pursuant to paragraph A of this Article III or in connection with a dividend or distribution on the Common Stock as provided in this paragraph D) the Series B Preferred Stock.

         2. If the Recapitalization is not consummated prior to June 30, 1999, the Dividend Rate shall be deemed to be 15% per annum during the period commencing on such date and ending on the date the Recapitalization is consummated.

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                           IV. LIQUIDATION PREFERENCE

     A. PRIOR TO THE RECAPITALIZATION. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, occurring prior to the consummation of the Recapitalization, the holders of then-outstanding shares of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of
(i) the dividends, if any, accumulated or deemed to have accumulated thereon, to the date of final distribution to such holders, whether or not such dividends are declared; and (ii) the Initial Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities (the "Initial Preferred Distribution"). After the Initial Preferred Distribution has been made, the holders of Series C Preferred Stock shall be entitled to share pro rata with the holders of Common Stock in the distribution of any remaining assets of the Corporation on the basis of each whole outstanding share of the Series C Preferred Stock receiving an amount equal to the Formula Number then in effect times such distribution on each share of the Common Stock. The distributions on the Series C Preferred Stock pursuant to the immediately preceding sentence of this paragraph A are hereinafter referred to as "Participating Liquidation Distributions." No distribution on the Common Stock in respect of which a Participating Liquidation Distribution is required shall be paid or set aside for payment on the Common Stock unless a Participating Liquidation Distribution in respect of such distribution is concurrently paid.

     B. AFTER THE RECAPITALIZATION. Subsequent to the consummation of the Recapitalization, the holders of the outstanding shares of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared; and (ii) the Post-Recapitalization Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full after the consummation of the Recapitalization, the holders of Series C Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation.

     C. PARITY SECURITIES. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series C Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series C Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

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

     D. MERGER NOT A LIQUIDATION. Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV, but the holders of shares of Series C Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series C Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

                                  V. REDEMPTION

     A. INTENTIONALLY OMITTED

     B. OPTIONAL REDEMPTION. Commencing on the earlier to occur of (x) the tenth anniversary of the Issue Date and (y) the date on which fewer than 25% of the shares of Series C Preferred Stock issued on the Issue Date remain outstanding, and at all times thereafter, the Corporation may, at its option, redeem all (but not less than all) outstanding shares of Series C Preferred Stock on a date specified by the Corporation (the "Optional Redemption Date") by paying the Redemption Price therefor in cash out funds legally available for such purpose.

     C. NOTICE AND REDEMPTION PROCEDURES. Notice of the redemption of shares of Series C Preferred Stock pursuant to paragraph B of this Article V (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series C Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the Optional Redemption Date, which date shall be set forth in such notice (the "Redemption Date"); provided that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series C Preferred Stock held by any other holder. In order to facilitate the redemption of shares of Series C Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series C Preferred Stock to be redeemed not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Optional Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for such shares. From and after the Optional Redemption Date, all dividends on shares of Series C Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series C Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Optional Redemption Date.

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     D. DEPOSIT OF FUNDS. The Corporation shall, on or prior to the Optional
Redemption Date, pursuant to paragraph C of this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series C Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of the Redemption Price for such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series C Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. No dividends shall accumulate on any shares of Series C Preferred Stock after the Optional Redemption Date, for such shares (unless the Corporation shall fail to deposit cash sufficient to redeem all such shares). In case holders of any shares of Series C Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

                          VI. RESTRICTIONS ON DIVIDENDS

     So long as any shares of the Series C Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities or the repurchase, redemption or other retirement of Junior Securities or Parity Securities in exchange for Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and

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unpaid dividends on shares of the Series C Preferred Stock not paid on the dates provided for in paragraph A of Article III hereof (including Arrearages and accumulated dividends thereon) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series C Preferred Stock, all dividends declared on the Series C Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series C Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series C Preferred Stock and such Parity Dividend Securities bear to each other.

                               VII. VOTING RIGHTS

     A. On or prior to the consummation of the Recapitalization, the holders of Series C Preferred Stock shall be entitled to one thousand (1,000) votes per share of Series C Preferred Stock at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration, other than the election of directors. After the consummation of the Recapitalization, the holders of Series C Preferred Stock shall be entitled to the number of votes per share of Series C Preferred Stock equal to the number of shares of Common Stock for which such share of Series C Preferred Stock is then convertible pursuant to Article VIII at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration, other than the election of directors.

     B. So long as any shares of the Series C Preferred Stock are outstanding, (i) each share of Series C Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, other than the election of directors; and (ii) the shares of Series C Preferred Stock shall vote together with shares of Common Stock and shares of Series B Preferred Stock as a single class.

     C. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock, voting together as a single class, the Corporation shall not (i) authorize, create or issue, or increase the authorized amount of, (x) any Senior Securities or Parity Securities or (y) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof or (ii) enter into any Transaction (as defined in paragraph H of Article VIII). Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.

     D. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock, voting together as a single class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series C Preferred Stock so as to affect them materially and adversely or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series C Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon. Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.

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     E. The foregoing rights of holders of shares of Series C Preferred Stock to take any actions as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

     The Chairman of the Board of the Corporation may call, and upon written request of holders of record of 35% of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

     At each meeting of stockholders at which the holders of shares of Series C Preferred Stock shall have the right to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series C Preferred Stock and Series B Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

               (A) the absence of a quorum of the holders of shares of Series C Preferred Stock shall not prevent the election of directors to be elected by the holders of shares of Series B Preferred Stock or the taking of any action as provided in this Article VII; and

               (B) in the absence of a quorum of the holders of shares of Series C Preferred Stock and Series B Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series C Preferred Stock and Series B Preferred Stock, from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

     For taking of any action as provided in this Article VII by the holders of shares of Series C Preferred Stock and Series B Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record dated fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice if waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

     F. The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

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                                VIII. CONVERSION

     The holders of the Series C Preferred Stock shall have conversion rights as follows:

        A. Each share of Series C Preferred Stock shall be convertible at the direction of, and by notice to the Corporation from, (i) the holder thereof or (ii) the holders of a majority of the outstanding shares of Series C Preferred Stock, at any time, at the office of the Corporation or any transfer agent for such Series, into one thousand (1,000) fully paid and nonassessable shares of Common Stock subject (x) to adjustment from time to time as provided below (as so adjusted, the "conversion ratio") and (y) (prior to the consummation of the Recapitalization) to limitations resulting from the available number of shares of Common Stock which may be reserved for issuance upon such conversion, provided, that any conversion pursuant to clause (ii) above of less than all of the outstanding shares of Series C Preferred Stock shall be on a pro rata basis amongst all holders of Series C Preferred Stock. After consummation of the Recapitalization, the number "1,000" in this paragraph shall be "1", subject to adjustment as provided in paragraph VIII.G.

        B. If a holder of Series C Preferred Stock gives notice (an "Optional Conversion Notice") of conversion under paragraph A above, such holder shall surrender with such Optional Conversion Notice the duly endorsed certificate or certificates for the Series C Preferred Stock being converted, at the office of the Corporation or of any transfer agent for such Series, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. If the holders of a majority of the outstanding shares of Series C Preferred Stock give notice of conversion under paragraph A above, the Corporation shall notify all other record holders of Series C Preferred Stock (a "Mandatory Conversion Notice"). Following receipt of a Mandatory Conversion Notice, the holders of Series C Preferred Stock shall surrender the certificate or certificates therefor duly endorsed, at the office of the Corporation or of any transfer agent for such Series, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable after the surrender of a Series C Preferred Stock certificate or certificates pursuant to an Optional Conversion Notice or Mandatory Conversion Notice, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such Optional Conversion Notice or Mandatory Conversion Notice, as applicable, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the recordholder or holders of such shares of Common Stock as of such date. The issuance of certificates or shares of Common Stock upon conversion of shares of Series C Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance.

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

        C. No fractional shares shall be issued upon conversion of any shares of Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and the holder of Series C Preferred Stock shall be paid in cash for any fractional share.

        D. In case at any time or from time to time the Corporation shall pay any dividend or make any other distribution to the holders of its Common Stock or other class of securities, or shall offer for subscription pro rata to the holders of its Common Stock or other class of securities any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series C Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (i) the books of the Corporation shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which paragraph H applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

        E. From and after the Recapitalization, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, then in addition to such other remedies as shall be available to the holder of Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        F. Any notice required by the provisions of paragraph D to be given the holders of shares of Series C Preferred Stock shall be deemed given if sent by facsimile transmission, by telex, or if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

        G. The conversion ratio shall be subject to adjustment from time to time as follows:

                     (i) In case the Corporation shall at any time or from time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Series C Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series C Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause
               (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                     (ii) In the case the Corporation shall, after the Issue
               Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive trading days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series C Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities. Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this paragraph G, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof (including, but not limited to, the Rights, the Series B Preferred Stock, the Series C Preferred Stock and the Warrants) nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause
               (ii) applies. Upon expiration of any Convertible Securities which shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon such expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                     (iii) In case the Corporation shall at any time or from
               time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than (A) regular quarterly dividends payable in cash in an aggregate amount not to exceed 15% of net income from continuing operations before extraordinary items of the Corporation, determined in accordance with generally accepted accounting principles, during the period (treated as one accounting period) commencing on July 1, 1998, and ending on the date such dividend is paid or (B) dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph G, then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series C Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date less the Fair Market Value (as defined in Article IX) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Series C Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                     (iv) For purposes of this paragraph G, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                     (v) The term "dividend", as used in this paragraph G shall mean a dividend or other distribution upon stock of the Corporation except pursuant to the Rights Agreement (as defined in Article IX). Notwithstanding anything in this Article VIII to the contrary, the conversion ratio shall not be adjusted as a result of any dividend, distribution or issuance of securities of the Corporation pursuant to the Rights Agreement.

                     (vi) Anything in this paragraph G to the contrary
               notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                     (vii) The certificate of any firm of independent public
               accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph G.

                     (viii) If the Corporation shall take a record of the
               holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph G or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                     (ix) There shall be no adjustment of the conversion ratio
               in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph G(i), G(ii) and H of this
               Article VIII.

        H. In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph G(i) of this Article VIII), or in case of any consolidation or merger of the Corporation with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series C Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series C Preferred Stock was convertible immediately prior to such Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Transaction). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all reference in this paragraph H shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

        I. Upon any adjustment of the conversion ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in
               Article VIII, then, and in each such case, the Corporation shall promptly deliver to the registered holders of the Series C Preferred and Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the conversion ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion set forth in this Article VIII.

                           IX. ADDITIONAL DEFINITIONS

     For the purposes of this Certificate of Designations of Series C Preferred Stock, the following terms shall have the meanings indicated:

     "Accrual Period" means the end of the first quarterly period following the Second Anniversary Date.

     "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings.

     "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Bylaws" means the Bylaws of the Corporation, as amended.

     "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

     "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

     "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

     "Formula Number" shall mean one thousand (1,000) prior to consummation of the Recapitalization; provided, however, that if at any time prior to the consummation of the Recapitalization, the Corporation shall (i) declare or pay any dividend or make any distribution on the Common Stock, payable in shares of Common Stock; (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the Formula Number in effect immediately prior to such event shall be adjusted to a number determined by multiplying the Formula Number then in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if prior to the consummation of the Recapitalization the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification, or change so that each share of Series C Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock immediately prior to such merger, reclassification, or change.

     "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

     "Issue Date" shall mean the first date on which shares of Series C Preferred Stock are issued. "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Post-Recapitalization Stated Value" shall be equal to $1.00.

     "Recapitalization" means the amendment of the Corporation's Certificate of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 400,000,000, and the authorized shares of Preferred Stock from 1,000,000 to 200,000,000, and the subsequent one thousand-for-one split of Series C Preferred Stock and Series B Preferred Stock.

     "Redemption Price" of a share of Series C Preferred Stock shall mean the sum of (a) the dividends, if any, accumulated or deemed to have accumulated thereon to the Optional Redemption Date, whether or not such dividends are declared plus (b) either (i) the Initial Stated Value thereof (if the Recapitalization has not been consummated prior to June 30, 1999) or (ii) the Post-Recapitalization Stated Value thereof (if the Recapitalization has been consummated prior to June 30, 1999), in each case subject to adjustment for splits, reclassifications, recombinations or similar events.

     "Rights" shall mean any rights to purchase securities of the Corporation issued pursuant to any Rights Agreement.

     "Rights Agreement" shall mean the Rights Agreement, dated as of June 21, 1996, between the Company and Wells Fargo Bank as rights agent, and all amendments, supplements and replacements thereof.

     "Second Anniversary Date" means the second anniversary of the Issue Date.

     "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the Voting Securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person and one or more of its Subsidiaries.

     "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange a Business Day.

     "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

                                X. MISCELLANEOUS

     A. NOTICES. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

         (i) if to the Corporation, to its office at 2 California Plaza, 350 South Grand Avenue, Los Angeles, California 90071 (Attention: General Counsel) or to the transfer agent for the Series C Preferred Stock;

         (ii) if to a holder of the Series C Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series C Preferred Stock); or

         (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

     B. REACQUIRED SHARES. Any shares of Series C Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series C Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $0.001 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $0.001 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

     C. ENFORCEMENT. Any registered holder of shares of Series C Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     D. TRANSFER TAXES. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion of, or other securities or property issued on account of, shares of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Series C Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

     E. TRANSFER AGENT. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series C Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series C Preferred Stock.

     F. RECORD DATES. In the event that the Series C Preferred Stock shall be registered under either the Securities Act of 1933, as amended, or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series C Preferred Stock.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Executive Vice President, General Counsel and Secretary and attested by its Assistant Secretary, this 10th day of February , 1999.

                                      AAMES FINANCIAL CORPORATION


                                      By:     /s/  Barbara S. Polsky
                                              ---------------------------------
                                      Name:   Barbara S. Polsky
                                      Title:  Executive Vice President,
                                             General Counsel and Secretary


[Corporate Seal]

ATTEST:


/s/  John F. Madden, Jr.
------------------------------
John F. Madden Jr.
Assistant Secretary

                             CERTIFICATE OF INCREASE
                                       OF
                           AUTHORIZED NUMBER OF SHARES
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                           AAMES FINANCIAL CORPORATION

                         (Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware)


     Aames Financial Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     That a Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and
Qualifications, Limitations or Restrictions Thereof, of Series B Convertible Preferred Stock was filed in the Office of the Secretary of State on February 10,1999.

     That the Board of Directors of the Corporation adopted a resolution authorizing and directing an increase in the authorized number of shares of Series B Convertible Preferred Stock of the Corporation, from 100,000 shares to 29,704,000 shares, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the Certificate of Incorporation of the Corporation.

     That the effective date and time of this Certificate of Increase is September 30, 1999 at 11:59 p.m., eastern time.

     IN WITNESS WHEREOF, Aames Financial Corporation has caused this certificate to be signed by Barbara S. Polsky, its Executive Vice President, General Counsel and Secretary, this 30th day of September, 1999.

                                       AAMES FINANCIAL CORPORATION



                                       By:   /s/ BARBARA S. POLSKY
                                             ---------------------------------
                                     Name:  Barbara S. Polsky
                                     Title: Executive Vice President,
                                            General Counsel and Secretary

                            CERTIFICATE OF INCREASE
                                       OF
                           AUTHORIZED NUMBER OF SHARES
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                           AAMES FINANCIAL CORPORATION

                         (Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware)


     Aames Financial Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     That a Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and
Qualifications, Limitations or Restrictions Thereof, of Series C Convertible Preferred Stock was filed in the Office of the Secretary of State on February 10,1999.

     That the Board of Directors of the Corporation adopted a resolution authorizing and directing an increase in the authorized number of shares of Series C Convertible Preferred Stock of the Corporation, from 100,000 shares to 107,122,664 shares, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the Certificate of Incorporation of the Corporation.

     That the effective date and time of this Certificate of Increase is September 30, 1999 at 11:59 p.m., eastern time.

     IN WITNESS WHEREOF, Aames Financial Corporation has caused this certificate to be signed by Barbara S. Polsky, its Executive Vice President, General Counsel and Secretary, this 30th day of September, 1999.

                                      AAMES FINANCIAL CORPORATION



                                      By:    /s/ BARBARA S. POLSKY
                                             -------------------------------
                                      Name:  Barbara S. Polsky
                                      Title: Executive Vice President,
                                             General Counsel and Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           AAMES FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)


         The undersigned Barbara S. Polsky the Executive Vice President, General Counsel and Secretary, respectively, of Aames Financial Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), do hereby certify that the following amendments were adopted in accordance with the provisions of Section 242 of the DGCL:

         The text of the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

                           FOURTH: The total number of shares which the
                  Corporation shall have the authority to issue is 600,000,000, consisting of 400,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 200,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

                           Simultaneously with the effective date of this
                  amendment (the "EFFECTIVE DATE"), each share of the Corporation's Series B Convertible Preferred Stock having a par value of $0.001 per share issued and outstanding immediately prior to the Effective Date (the "PRE-SPLIT SERIES B PREFERRED STOCK") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one thousand (1,000) shares of Series B Convertible Preferred Stock, par value of $0.001 per share (the "POST-SPLIT SERIES B STOCK"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Series B Convertible Preferred Stock (the "PRE-SPLIT SERIES B CERTIFICATES," whether one or more) shall be entitled to receive upon surrender of such Pre-Split Series B Certificates to the Corporation's Secretary for cancellation, a certificate or certificates (the "POST-SPLIT SERIES B CERTIFICATES," whether one or more) representing the number of whole shares of Post-Split Series B Convertible Preferred Stock into which and for which the shares of Pre-Split Series B Convertible Preferred Stock formerly represented by such Pre-Split Series B Certificates so surrendered, are reclassified pursuant to the terms hereof. From and after the Effective Date, Pre-Split Series B Certificates shall represent only the right to receive Post-Split Series B Certificates pursuant to the provisions hereof. If more than one Pre-Split Series B Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Series B Convertible Preferred Stock for which the Post-Split Series B Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Series B Certificates so surrendered. If any Post-Split Series B Certificate is to be issued in a name other than that in which the Pre-Split Series B Certificate surrendered for exchange are issued, the Pre-Split Series B Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Series B Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation's Secretary that such taxes are not payable;

                           Simultaneously with the Effective Date, each share of
                  the Corporation's Series C Convertible Preferred Stock having a par value of $0.001 per share issued and outstanding immediately prior to the Effective Date (the "PRE-SPLIT SERIES C PREFERRED STOCK") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one thousand (1,000) shares of Series C Convertible Preferred Stock, par value of $0.001 per share (the "POST-SPLIT SERIES C STOCK"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Series C Convertible Preferred Stock (the "PRE-SPLIT SERIES C CERTIFICATES," whether one or more) shall be entitled to receive upon surrender of such Pre-Split Series C Certificates to the Corporation's Secretary for cancellation, a certificate or certificates (the "POST-SPLIT SERIES C CERTIFICATES," whether one or more) representing the number of whole shares of Post-Split Series C Convertible

                           Preferred Stock into which and for which the shares
                  of Pre-Split Series C Convertible Preferred Stock formerly represented by such Pre-Split Series C Certificates so surrendered, are reclassified pursuant to the terms hereof. From and after the Effective Date, Pre-Split Series C Certificates shall represent only the right to receive Post-Split Series C Certificates pursuant to the provisions hereof. If more than one Pre-Split Series C Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Series C Convertible Preferred Stock for which the Post-Split Series C Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Series C Certificates so surrendered. If any Post-Split Series C Certificate is to be issued in a name other than that in which the Pre-Split Series C Certificate surrendered for exchange are issued, the Pre-Split Series C Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Series C Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation's Secretary that such taxes are not payable;

                           The Corporation's Series A Preferred Stock shall not
                  be affected by the filing of this Amendment.


         The text of Article III, Subsection D(2) of the Series B Certificate of Designations of the Corporation is hereby amended and restated to read in full as follows:

                           2. If the Recapitalization is not consummated prior
                  to the earlier to occur of September 30, 1999 and the date of a meeting of the stockholders of the Company at which any proposal necessary to consummate the Recapitalization is defeated, the Dividend Rate shall be deemed to be 15% per annum during the period commencing on such date and ending on the date the Recapitalization is consummated.

         The text of Article III, Subsection D(2) of the Series C Certificate of Designations of the Corporation is hereby amended and restated to read in full as follows:

                           2. If the Recapitalization is not consummated prior
                  to the earlier to occur of September 30, 1999 and the date of a meeting of the stockholders of the Company at which any proposal necessary to consummate the Recapitalization is defeated, the Dividend Rate shall be deemed to be 15% per annum during the period commencing on such date and ending on the date the Recapitalization is consummated."

         The Effective Date of this Certificate of Amendment is September 30, 1999 at 11:59 p.m., eastern time.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 30th of September, 1999.


                                      By:      /S/  BARBARA S. POLSKY
                                               --------------------------------
                                               Barbara S. Polsky
                                               Executive Vice President,
                                               General Counsel and Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           AAMES FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)


         The undersigned John F. Madden, Jr. the Secretary of Aames Financial Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("DGCL"), does hereby certify that the following amendments were adopted in accordance with the provisions of Section 242 of the DGCL:

         The text of the second paragraph of Article SEVENTH of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

                  Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken either upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, or may be taken by written consent of the stockholders pursuant to the GCL.


         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 15th day of March, 2000.



                                        By:      /s/ John F. Madden, Jr.
                                                 ---------------------------
                                                 John F. Madden, Jr.
                                                 Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           AAMES FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)


         The undersigned John F. Madden, Jr. the Secretary of Aames Financial Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("DGCL"), does hereby certify that the following amendments were adopted in accordance with the provisions of Section 242 of the DGCL:

         The Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions thereof, of Series C Convertible Preferred Stock of the Corporation is hereby amended as follows:

                  (i) the references to Series B Preferred Stock in the twelfth and fourteenth lines of paragraph A of
                           Section III, each of which was in error, shall be amended to instead refer to Series C Preferred Stock; and

                  (ii) the definition of "Post-Recapitalization Stated Value" shall be amended by inserting immediately after "$1.00" and before the period at the end of the sentence "; provided, however, that from and after the effective date of the Reverse Series C Preferred Stock Split approved by the stockholders of the Company at the 1999 Annual Meeting of Stockholders (the "Reverse Series C Preferred Stock Split") the Post-Recapitalization Stated Value shall be equal to $5.00, subject to subsequent adjustments for splits, reclassifications, recombinations or similar events".



         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 15th day of March, 2000.



                                        By:      /s/ John F. Madden, Jr.
                                                 ---------------------------
                                                 John F. Madden, Jr.
                                                 Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           AAMES FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)


         The undersigned John F. Madden, Jr. the Secretary of Aames Financial Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("DGCL"), do hereby certify that the following amendments were adopted in accordance with the provisions of Section 242 of the DGCL:

         The first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation is amended and restated in its entirety to read in full as follows:

                           FOURTH: The total number of shares which the
                  Corporation shall have the authority to issue is 600,000,000, consisting of 400,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 200,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

         The following two paragraphs are hereby added to Article FOURTH of the Certificate of Incorporation of the Corporation after the first paragraph but before the second paragraph:

                           Simultaneously with the effective date of this
                  amendment (the "EFFECTIVE DATE"), each share of the Corporation's common stock, par value $0.001 per share issued and outstanding immediately prior to the Effective Date (the "PRE-SPLIT COMMON STOCK") shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the "Reverse Common Stock Split") into 0.2 of one share of common stock, par value of $0.001 per share (the "POST-SPLIT COMMON STOCK"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Common Stock (the "PRE-SPLIT CERTIFICATES," whether one or more) shall be entitled to receive upon surrender of such Pre-Split Certificates to the Corporation's Secretary for cancellation, a certificate or certificates (the "POST-SPLIT CERTIFICATES," whether one or more) representing the number of whole shares of Post-Split Common Stock into which and for which the shares of Pre-Split Common Stock formerly represented by such Pre-Split Certificates so surrendered, are reclassified pursuant to the terms hereof. No script or fractional shares certificates will be issued for Pre-Split Common Stock in connection with the Reverse Common Stock Split. Each holder of shares of Old Common

                  Stock not divisible by five as of the effective date of the Reverse Common Stock Split will, in lieu of receiving fractional shares, have the option for 60 days after such effective date to either (a) purchase from other stockholders otherwise entitled to fractional shares a sufficient fractional share interest to 'round-up' to a full share of New Common Stock, to the extent such fractions of shares are available from other stockholders, at a price equal to the product of (x) the fractional shares to which a holder would otherwise be entitled, multiplied by (y) five times the closing sale price per share of the Old Common Stock as listed on the New York Stock Exchange ("NYSE") on the business day prior to the Effective Date, or (b) sell such holder's fractional share interest to other stockholders at the same price (the "Fractional Share Program"). The period during which stockholders will be able to make the aforementioned election will expire 60 days after the Effective Date. Any stockholder whose transmittal form is not received by the Exchange Agent selected by the Corporation within such period will be deemed to have elected to sell any fractional share interest held by such stockholder. Any fractional share interests not purchased by other stockholders will be aggregated and sold on the open market by the Exchange Agent. From and after the Effective Date, Pre-Split Certificates shall represent only the right to receive Post-Split Certificates pursuant to the provisions hereof. If more than one Pre-Split Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Common Stock for which the Post-Split Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Certificates so surrendered. If any Post-Split Certificate is to be issued in a name other than that in which the Pre-Split Certificate surrendered for exchange are issued, the Pre-Split Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation's Secretary that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of Post-Split Common Stock into which and for which the shares of the Pre-Split Common Stock are reclassified pursuant to the terms hereof shall be the same as the amount of capital represented by the shares of Pre-Split Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law;

                           Simultaneously with the Effective Date, each share of
                  the Corporation's Series C Convertible Preferred Stock, par value of $0.001 per share issued and outstanding immediately prior to the Effective Date (the "PRE-SPLIT SERIES C PREFERRED STOCK") shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the "REVERSE SERIES C PREFERRED STOCK SPLIT") into 0.2 of one share of Post-Split Series C Convertible Preferred Stock, par value $0.001 per share ("POST-SPLIT SERIES C PREFERRED STOCK"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Series C
                  Preferred Stock (the "PRE-SPLIT SERIES C PREFERRED CERTIFICATES," whether one or more) shall be entitled to receive upon surrender of such Pre-Split Series C Preferred Certificates to the Corporation's Secretary for cancellation, a certificate or certificates (the
                  "POST-SPLIT SERIES C CERTIFICATES," whether one or more) representing the number of whole shares of Post-Split
                  Series C Preferred Stock into which and for which the shares of Pre-Split Series C Preferred Stock formerly represented by such Pre-Split Series C Preferred
                  Certificates so surrendered, are reclassified pursuant to the terms hereof. No script or fractional shares certificates will be issued for Pre-Split Series C
                  Preferred Stock in connection with the Reverse Series C Preferred Stock Split. Each holder of shares of Old Series
                  C Preferred Stock not divisible by five as of the effective date of the Reverse Series C Preferred Stock Split will, in lieu of receiving fractional shares, have the option for 60 days after such effective date to either (a) purchase from other stockholders otherwise entitled to fractional shares a sufficient fractional share interest to 'round-up' to a full share of New Series C Preferred Stock, to the extent such fractions of shares are available from other stockholders, at a price equal to the product of (x) the fractional shares to which a holder would otherwise be entitled, multiplied by (y) five times the closing sale price per share of the Old Common Stock as listed on the NYSE on the business day prior to the Effective Date, or
                  (b) sell such holder's fractional share interest to other stockholders at the same price (the "Fractional Share Program"). The period during which stockholders will be able to make the aforementioned election will expire 60 days after the Effective Date. Any stockholder whose transmittal form is not received by the Exchange Agent selected by the Corporation within such period will be deemed to have elected to sell any fractional share interest held by such stockholder. Any fractional share interests not purchased by other stockholders will be aggregated and sold on the open market by the Exchange
                  Agent. From and after the Effective Date, Pre-Split Series
                  C Certificates shall represent only the right to receive Post-Split Series C Certificates pursuant to the provisions hereof. If more than one Pre-Split Series C Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Series C Preferred Stock for which the Post-Split Series C Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Series C Certificates so surrendered. If any Post-Split Series C Certificate is to be issued in a name other than that in which the Pre-Split Series C Certificate surrendered for exchange are issued, the Pre-Split Series C Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Series C Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporation's Secretary that such taxes are not payable.
                  From and after the Effective Date the amount of capital represented by the shares of Post-Split Series C Preferred Stock into which and for which the shares of the Pre-Split Series C Preferred Stock are reclassified pursuant to the terms hereof shall be the same as the amount of capital represented by the shares of Pre-Split Series C Preferred Stock so reclassified, until thereafter reduced or increased in accordance with applicable law;

         The following paragraph is hereby added to the end of Article FOURTH of the Certificate of Incorporation of the Corporation:

                           The Corporation's Series A Preferred Stock and Series
                  B Preferred Stock shall not be affected by the filing of this Amendment.


         The Effective Date of this Certificate of Amendment is April 14, 2000 at 12:01 a.m. eastern time.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 13th day of April, 2000.



                                        By:      /s/ John F. Madden, Jr.
                                                 ---------------------------
                                                 John F. Madden, Jr.
                                                 Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           AAMES FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)


         The undersigned John F. Madden, Jr., the Secretary of Aames Financial Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that the following amendments were adopted in accordance with the provisions of Sections 228 and 242 of the DGCL:

         The Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series B Convertible Preferred Stock of Aames Financial Corporation (the "Series B Certificate of Designations") is hereby amended as follows:


     ARTICLE II, SUBSECTION (A) OF THE SERIES B CERTIFICATE OF DESIGNATIONS

         Article II, Subsection (A) of the Series B Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  A. With respect to dividends, the Series B Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series C Preferred Stock") and the Series D Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series D Preferred Stock"); (ii) on a parity with the Series C Preferred Stock and the Series D Preferred Stock; and
         (iii) senior to the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity, including the Series C Preferred Stock and the Series D Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

     ARTICLE II, SUBSECTION (B) OF THE SERIES B CERTIFICATE OF DESIGNATIONS

         Article II, Subsection (B) of the Series B Certificate of Designations shall be deleted and replaced in its entirely with the following:

                  B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock of the Corporation, except for the Series C Preferred Stock and the Series D Preferred Stock; (ii) on a parity with the Series C Preferred Stock and the Series D Preferred Stock; and (iii) senior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks on parity, including the Series C Preferred Stock and the Series D Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series B Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."


     ARTICLE VII, SUBSECTION (B) OF THE SERIES B CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (B) of the Series B Certificate of Designations shall be deleted and replaced in its entirety with the following:

         B. So long as any shares of the Series B Preferred Stock are outstanding, (i) each share of Series B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock; and (ii) the shares of Series B Preferred Stock shall vote together with shares of Common Stock (and any shares of Series C Preferred Stock and Series D Preferred Stock entitled to vote) as a single class.


     ARTICLE VII, SUBSECTION (D) OF THE SERIES B CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (D) of the Series B Certificate of Designations shall be deleted and replaced in its entirety with the following:

         D. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series B

         Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, the Corporation shall not
         (i) authorize, create or issue, or increase the authorized amount of, (x) any Senior Securities or Parity Securities or (y) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof at any time on or prior to the Mandatory Redemption Date (whether or not only upon the occurrence of a specified event) or (ii) enter into any Transaction (as defined in paragraph H of Article VIII). Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below.

     ARTICLE VII, SUBSECTION (E) OF THE SERIES B CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (E) of the Series B Certificate of Designations shall be deleted and replaced in its entirety with the following:

         E. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series B Preferred Stock so as to affect them materially and adversely or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series B Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon. Such vote or consent shall be taken in accordance with the procedures specified in paragraph F below.


     ARTICLE VII, SUBSECTION (F) OF THE SERIES B CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (F) of the Series B Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  F. The foregoing rights of holders of shares of Series B Preferred Stock to take any actions as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

                  The Chairman of the Board of the Corporation may call, and upon written request of holders of record of 35% of the outstanding shares of Series B Preferred

         Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, or the holders of record of 35% of the outstanding shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, if the holders of shares of Series B Preferred Stock are to vote as a class with the holders of shares of any Series C Preferred Stock and Series D Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

                  At each meeting of stockholders at which the holders of shares of Series B Preferred Stock shall have the right, voting separately as a single class or as a class with the holders of shares of any Series C Preferred Stock and Series D Preferred Stock, to elect directors of the Corporation as provided in paragraph C above or to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series B Preferred Stock, if the holders of shares of Series B Preferred Stock are to vote separately as a single class, or the holders of record of one-third of the total number of shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, if the holder of shares of Series B Preferred Stock are to vote as a class with the holders of shares of Series C Preferred Stock and Series D Preferred Stock, then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                           (A) the absence of a quorum of the holders of shares
                  of Series B Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, shall not prevent the election of directors other than those to be elected by the holders of shares of Series B Preferred Stock, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the election of directors to be elected by the holders of shares of Series B Preferred Stock or the taking of any action as provided in this Article VII; and

                           (B) in the absence of a quorum of the holders of
                  shares of Series B Preferred Stock, if the holders of Series B Preferred Stock are to vote separately as a single class, or the holders of shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, if the holders of Series B Preferred Stock are to vote as a class with the holders of shares of Series C Preferred Stock and Series D Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series B Preferred Stock or the holders of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, as the case may be, from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

                  For taking of any action as provided in this Article VII by the holders of shares of Series B Preferred Stock voting separately as a single class or together with the holders of shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as a single class, as the case may be, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record dated fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice if waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

                  In case any vacancy shall occur among the directors elected by the holders of shares of Series B Preferred Stock, as provided in paragraph C above, such vacancy may be filled for the unexpired portion of the term by vote of the remaining directors theretofore elected by such holders (if there is a remaining director), or the last remaining director's successor in office. If any such vacancy is not so filled within 20 days after the creation thereof or if all directors so elected by the holders of Series B Preferred Stock shall cease to serve as directors before their terms shall expire, the holders of the Series B Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as herein provided (if action by written consent is permitted), or at a special meeting of such holders called as provided herein, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

                  Any director elected by the holders of shares of Series B Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote or written consent (if action by written consent is permitted) of the holders of at least a majority of the outstanding shares of Series B Preferred Stock. A special meeting of the holders of shares of Series B Preferred Stock may be called in accordance with the procedures set forth in this paragraph F.


     ARTICLE VIII, SUBSECTION (G)(ii) OF THE SERIES B CERTIFICATE OF
     DESIGNATIONS

         The following sentence shall be added to the end of Article VIII, Subsection G(ii) of the Series B Certificate of Designations:

         "Notwithstanding anything to the contrary in this Article VIII, Subsection G(ii), effective on July 12, 2000, the conversion ratio shall be adjusted to eliminate as an adjustment to the "conversion ratio", any adjustment arising from (x) the issuance of the Series C Preferred Stock and the issuance of warrants to purchase shares of Series C Preferred Stock (including the future exercise of such warrants) pursuant to the Preferred Stock Purchase Agreement, by and between Aames Financial Corporation and Specialty Finance Partners, dated as of May 19, 2000, as amended, or (y) the issuance of Series D Preferred Stock issued in exchange for the Series C Preferred Stock, and any warrants for the purchase of Series D Preferred Stock (including the future exercise of such warrants) issued in exchange for the warrant to purchase Series C Preferred Stock, referred to in clause
         (x) of this sentence."

         The Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series C Convertible Preferred Stock of Aames Financial Corporation (the "Series C Certificate of Designations") is hereby amended as follows:

     ARTICLE II, SUBSECTION (A) OF THE SERIES C CERTIFICATE OF DESIGNATIONS

                  Article II, Subsection (A) of the Series C Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  A. With respect to dividends, the Series C Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series B Preferred Stock") and the Series D Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series D Preferred Stock"); (ii) on a parity with the Series B Preferred Stock and the Series D Preferred Stock; and
         (iii) senior to the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series C Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series C Preferred Stock ranks on a parity, including the Series B Preferred Stock and the Series D Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series C Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."


                      ARTICLE II, SUBSECTION (B) OF THE SERIES C CERTIFICATE OF DESIGNATIONS

         Article II, Subsection (B) of the Series C Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series C Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series B Preferred Stock and the Series D Preferred Stock; (ii) on a parity with the Series B Preferred Stock and Series D Preferred Stock; and (iii) senior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series C Preferred Stock ranks senior, including the

         Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series C Preferred Stock ranks on parity, including the Series B Preferred Stock and the Series D Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series C Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

     ARTICLE VII, SUBSECTION (B) OF THE SERIES C CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (B) of the Series C Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  B. So long as any shares of the Series C Preferred Stock are outstanding, (i) each share of Series C Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, other than the election of directors; and (ii) the shares of Series C Preferred Stock shall vote together with shares of Common Stock, shares of Series B Preferred Stock and shares of the Series D Preferred Stock, as a single class.


     ARTICLE VII, SUBSECTION (C) OF THE SERIES C CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (C) of the Series C Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  C. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, voting together as a single class, the Corporation shall not (i) authorize, create or issue, or increase the authorized amount of, (x) any Senior Securities or Parity Securities or (y) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof at any time on or prior to the Mandatory Redemption Date (whether or not only upon the occurrence of a specified event) or (ii) enter into any Transaction (as defined in paragraph H of Article VIII). Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.


     ARTICLE VII, SUBSECTION (D) OF THE SERIES C CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (D) of the Series C Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  D. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, voting together as a single class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series C Preferred Stock so as to affect them materially and adversely or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series C Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon. Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.


     ARTICLE VII, SUBSECTION (E) OF THE SERIES C CERTIFICATE OF DESIGNATIONS

         Article VII, Subsection (E) of the Series C Certificate of Designations shall be deleted and replaced in its entirety with the following:

                  E. The foregoing rights of holders of shares of Series C Preferred Stock to take any actions as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

                  The Chairman of the Board of the Corporation may call, and upon written request of holders of record of 35% of the outstanding shares of Series C Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

                  At each meeting of stockholders at which the holders of shares of Series C Preferred Stock shall have the right to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series C Preferred Stock, Series B Preferred Stock and Series D Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                           (A) the absence of a quorum of the holders of shares
                  of Series C Preferred Stock shall not prevent the election of directors to be elected by the holders of shares of Series B Preferred Stock or the taking of any action as provided in this Article VII; and

                           (B) in the absence of a quorum of the holders of
                  shares of Series C Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series C Preferred Stock, Series B Preferred Stock, and Series D Preferred Stock, from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

         For taking of any action as provided in this Article VII by the holders of shares of Series C Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record dated fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice if waived, at the close of business on the Business Day next preceding the day on which the meeting is held.


     ARTICLE VIII, SUBSECTION (G)(ii) OF THE SERIES C CERTIFICATE OF
     DESIGNATIONS

         The following sentence shall be added to the end of Article VIII, Subsection G(ii) of the Series C Certificate of Designations:

                  "Notwithstanding anything to the contrary in this Article VIII, Subsection G(ii), effective on July 12, 2000 the conversion ratio shall be adjusted to eliminate as an adjustment to the "conversion ratio", any adjustment arising from (x) the issuance of the Series C Preferred Stock and the issuance of warrants to purchase shares of Series C Preferred Stock (including the future exercise of such warrants) pursuant to the Preferred Stock Purchase Agreement, by and between Aames Financial Corporation and Specialty Finance Partners, dated as of May 19, 2000, as amended, or (y) the issuance of Series D Preferred Stock issued in exchange for the Series C Preferred Stock, and any warrants for the purchase of Series D Preferred Stock (including the future exercise of such warrants) issued in exchange for the warrant to purchase Series C Preferred Stock, referred to in clause
         (x) of this sentence."

         The effective date and time of this Certificate of Decrease is July 12, 2000 at 9:00 a.m., eastern time.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 11th of July, 2000.


                                        By:      /s/ John F. Madden, Jr.
                                                 ---------------------------
                                                 John F. Madden, Jr.
                                                 Secretary

                             CERTIFICATE OF DECREASE
                                       OF
                           AUTHORIZED NUMBER OF SHARES
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                           AAMES FINANCIAL CORPORATION

                         (Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware)


         Aames Financial Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

         DOES HEREBY CERTIFY:

         That a Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series C Convertible Preferred Stock was filed in the Office of the Secretary of State on February 10, 1999.

         That the Board of Directors of the Corporation adopted a resolution authorizing and directing an increase in the authorized number of shares of Series C Convertible Preferred Stock of the Corporation, from 107,122,664 shares to 60,994,672 shares, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the Certificate of Incorporation of the Corporation.

         That the effective date and time of this Certificate of Decrease is July 12, 2000 at 9:01 a.m., eastern time.

         IN WITNESS WHEREOF, Aames Financial Corporation has caused this certificate to be signed by John F. Madden, Jr., its Senior Vice President, General Counsel and Secretary, this 11th day of July, 2000



                           AAMES FINANCIAL CORPORATION



                               By:      /s/ John F. Madden, Jr.
                                        ---------------------------
                                        John F. Madden, Jr.
                               Title: Senior Vice President, General Counsel and Secretary

--------------------------------------------------------------------------------

                 CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS,
                PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                  OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS,
                     LIMITATIONS OR RESTRICTIONS THEREOF, OF
                     SERIES D CONVERTIBLE PREFERRED STOCK OF
                           AAMES FINANCIAL CORPORATION

--------------------------------------------------------------------------------
                  AAMES FINANCIAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

                  RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

                      SERIES D CONVERTIBLE PREFERRED STOCK:
                            I. DESIGNATION AND AMOUNT

                  The designation of this series of shares shall be "Series D Convertible Preferred Stock" (the "Series D Preferred Stock") par value $0.001 per share; the stated value per share shall be $0.85 (the "Stated Value"); and the number of shares constituting such series shall be 108,801,328. The number of shares of the Series D Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series D Preferred Stock then outstanding.

                                    II. RANK

                  A. With respect to dividends, the Series D Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series B Preferred Stock") and the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series C Preferred Stock"); (ii) on a parity with the Series B Preferred Stock and the Series C Preferred Stock; and (iii) senior to the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series D Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series D Preferred Stock ranks on a parity, including the Series B Preferred Stock and the Series C Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series D Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

                  B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series D Preferred Stock shall rank (i) senior to each other class or series of Preferred Stock, except for the Series B Preferred Stock and the Series C Preferred Stock; (ii) on a parity with the Series B Preferred Stock and the Series C Preferred Stock; and (iii) senior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series D Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series D Preferred Stock ranks on parity, including the Series B Preferred Stock and the Series C Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series D Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

                  C. The Series D Preferred Stock shall be subject to the creation of Junior Dividend Securities and Junior Liquidation Securities (collectively, "Junior Securities"), but no Parity Dividend Securities or Parity Liquidation Securities (collectively, "Parity Securities") (other than the Series B Preferred Stock) or Senior Dividend Securities or Senior Liquidation Securities (collectively, "Senior Securities") shall be created except in accordance with the terms hereof.

                                 III. DIVIDENDS

                  A. DIVIDENDS. Subject to the terms of paragraph D below, shares of Series D Preferred Stock shall accumulate dividends at a rate of 6.5% per annum (the "Dividend Rate"), which dividends shall be paid quarterly in cash, in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that during the Accrual Period (as defined in Article IX hereof) the Corporation shall have the option to accrue such dividends, which dividends, to the extent so accrued, shall compound quarterly. Dividends shall accrue and accumulate on the Stated Value of each share of Series D Preferred Stock. Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series D Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

                  B. ACCUMULATION. Dividends on the Series D Preferred Stock shall be cumulative, and from and after (i) any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full (other than by reason of the election of the Corporation to accrue dividends during the Accrual Period); or (ii) any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (the "Arrearage") at 125% of the stated dividend rate (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date, and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series D Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date). Dividends in respect of any Arrearage shall be paid in cash.

                  C. METHOD OF PAYMENT. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series D Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. After February 10, 2001, dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series D Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series D Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                           IV. LIQUIDATION PREFERENCE

                  A. LIQUIDATION PREFERENCE. The holders of the outstanding shares of Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared; and
(ii) the Stated Value thereof, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full after the consummation of the Recapitalization, the holders of Series D Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation.

                  C. PARITY SECURITIES. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series D Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series D Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

                  D. MERGER NOT A LIQUIDATION. Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV, but the holders of shares of Series D Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series D Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

                                  V. REDEMPTION

                  A. OPTIONAL REDEMPTION. Commencing on the earlier to occur of
(x) the February 10, 2009 and (y) the date on which fewer than 25% of the shares of Series D Preferred Stock issued on the Issue Date remain outstanding, and at all times thereafter, the Corporation may, at its option, redeem all (but not less than all) outstanding shares of Series D Preferred Stock on a date specified by the Corporation (the "Optional Redemption Date") by paying the Redemption Price therefor in cash out funds legally available for such purpose.

                  B. NOTICE AND REDEMPTION PROCEDURES. Notice of the redemption of shares of Series D Preferred Stock pursuant to paragraph A of this Article V (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series D Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the Optional Redemption Date, as applicable, which date shall be set forth in such notice (the "Redemption Date"); provided that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series D Preferred Stock held by any other holder. In order to facilitate the redemption of shares of Series D Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series D Preferred Stock to be redeemed not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Optional Redemption Date, as applicable, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for such shares. From and after the Optional Redemption Date, as applicable, all dividends on shares of Series D Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series D Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Optional Redemption Date, as applicable.

                  C. DEPOSIT OF FUNDS. The Corporation shall, on or prior to the Optional Redemption Date, as applicable, pursuant to paragraph B of this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series D Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of the Redemption Price for such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series D Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. No dividends shall accumulate on any shares of Series D Preferred Stock after the Optional Redemption Date, as applicable, for such shares (unless the Corporation shall fail to deposit cash sufficient to redeem all such shares). In case holders of any shares of Series D Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

                          VI. RESTRICTIONS ON DIVIDENDS

                  So long as any shares of the Series D Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities or the repurchase, redemption or other retirement of Junior Securities or Parity Securities in exchange for Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series D Preferred Stock not paid on the dates provided for in paragraph A of Article III hereof (including Arrearages and accumulated dividends thereon) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series D Preferred Stock, all dividends declared on the Series D Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series D Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series D Preferred Stock and such Parity Dividend Securities bear to each other.
                               VII. VOTING RIGHTS

                  A. The holders of Series D Preferred Stock shall be entitled to the number of votes per share of Series D Preferred Stock equal to the number of shares of Common Stock for which such share of Series D Preferred Stock is then convertible pursuant to Article VIII at each meeting of stockholders of the Corporation with respect to any and all matters presented to the stockholders of the Corporation for their action and consideration, other than the election of directors.

                  B. So long as any shares of the Series D Preferred Stock are outstanding, (i) each share of Series D Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, other than the election of directors; and (ii) the shares of Series D Preferred Stock shall vote together with shares of Common Stock and shares of Series B Preferred Stock and the Series C Preferred Stock as a single class.

                  C. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, the Corporation shall not (i) authorize, create or issue, or increase the authorized amount of,
(x) any Senior Securities or Parity Securities or (y) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof or

(ii) enter into any Transaction (as defined in paragraph H of Article VIII). Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.

                  D. Without the written consent (if action by written consent is permitted) or affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series D Preferred Stock so as to affect them materially and adversely or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series D Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon. Such vote or consent shall be taken in accordance with the procedures specified in paragraph E below.

                  E. The foregoing rights of holders of shares of Series D Preferred Stock to take any actions as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action, if action by written consent of stockholders of the Corporation is then permitted.

                  The Chairman of the Board of the Corporation may call, and upon written request of holders of record of 35% of the outstanding shares of Series D Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws of the Corporation for the holding of meetings of stockholders.

                  At each meeting of stockholders at which the holders of shares of Series D Preferred Stock shall have the right to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Series D Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                  (A) the absence of a quorum of the holders of shares of Series D Preferred Stock shall not prevent the election of directors to be elected by the holders of shares of Series B Preferred Stock or the taking of any action as provided in this Article VII; and
                  (B) in the absence of a quorum of the holders of shares of Series D Preferred Stock, Series C Preferred Stock and Series B Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series D Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

                  For taking of any action as provided in this Article VII by the holders of shares of Series D Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record dated fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice if waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

                  F. The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

                                VIII. CONVERSION

                  The holders of the Series D Preferred Stock shall have conversion rights as follows:

ITEM 2. EACH SHARE OF SERIES D PREFERRED STOCK SHALL BE CONVERTIBLE AT THE DIRECTION OF, AND BY NOTICE TO THE CORPORATION FROM, (i) THE HOLDER THEREOF OR (ii) THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF SERIES D PREFERRED STOCK, AT ANY TIME, AT THE OFFICE OF THE CORPORATION OR ANY TRANSFER AGENT FOR SUCH SERIES, INTO ONE (1) FULLY PAID AND NONASSESSABLE SHARE OF COMMON STOCK SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS PROVIDED BELOW (AS SO ADJUSTED, THE "CONVERSION RATIO"), PROVIDED, THAT ANY

         CONVERSION PURSUANT TO CLAUSE (ii) ABOVE OF LESS THAN ALL OF THE OUTSTANDING SHARES OF SERIES D PREFERRED STOCK SHALL BE ON A PRO RATA BASIS AMONGST ALL HOLDERS OF SERIES D PREFERRED STOCK.

ITEM 3. IF A HOLDER OF SERIES D PREFERRED STOCK GIVES NOTICE (AN "OPTIONAL CONVERSION NOTICE") OF CONVERSION UNDER PARAGRAPH A ABOVE, SUCH HOLDER SHALL SURRENDER WITH SUCH OPTIONAL CONVERSION NOTICE THE DULY ENDORSED CERTIFICATE OR CERTIFICATES FOR THE SERIES D PREFERRED STOCK BEING CONVERTED, AT THE OFFICE OF THE CORPORATION OR OF ANY TRANSFER AGENT FOR SUCH SERIES, AND SHALL STATE THEREIN THE NAME OR NAMES IN WHICH THE CERTIFICATE OR CERTIFICATES FOR SHARES OF COMMON STOCK ARE TO BE ISSUED. IF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF SERIES D PREFERRED STOCK GIVE NOTICE OF CONVERSION UNDER PARAGRAPH A ABOVE, THE CORPORATION SHALL NOTIFY ALL OTHER RECORD HOLDERS OF SERIES D PREFERRED STOCK (A "MANDATORY CONVERSION NOTICE"). FOLLOWING RECEIPT OF A MANDATORY CONVERSION NOTICE, THE HOLDERS OF SERIES D PREFERRED STOCK SHALL SURRENDER THE CERTIFICATE OR CERTIFICATES THEREFOR DULY ENDORSED, AT THE OFFICE OF THE CORPORATION OR OF ANY TRANSFER AGENT FOR SUCH SERIES, AND SHALL STATE THEREIN THE NAME OR NAMES IN WHICH THE CERTIFICATE OR CERTIFICATES FOR SHARES OF COMMON STOCK ARE TO BE ISSUED. THE CORPORATION SHALL, AS SOON AS PRACTICABLE AFTER THE SURRENDER OF A SERIES D PREFERRED STOCK CERTIFICATE OR CERTIFICATES PURSUANT TO AN OPTIONAL CONVERSION NOTICE OR MANDATORY CONVERSION NOTICE, ISSUE AND DELIVER AT SUCH OFFICE TO SUCH HOLDER, OR TO THE NOMINEE OR NOMINEES OF SUCH HOLDER, A CERTIFICATE OR CERTIFICATES FOR THE NUMBER OF SHARES OF COMMON STOCK TO WHICH SUCH HOLDER SHALL BE ENTITLED AS AFORESAID. SUCH CONVERSION SHALL BE DEEMED TO HAVE BEEN MADE IMMEDIATELY PRIOR TO THE CLOSE OF BUSINESS ON THE DATE OF SUCH OPTIONAL CONVERSION NOTICE OR MANDATORY CONVERSION NOTICE, AS APPLICABLE, AND THE PERSON OR PERSONS ENTITLED TO RECEIVE THE SHARES OF COMMON STOCK ISSUABLE UPON SUCH CONVERSION SHALL BE TREATED FOR ALL PURPOSES AS THE RECORDHOLDER OR HOLDERS OF SUCH SHARES OF COMMON STOCK AS OF SUCH DATE. THE ISSUANCE OF CERTIFICATES OR SHARES OF COMMON STOCK UPON CONVERSION OF SHARES OF SERIES D PREFERRED STOCK SHALL BE MADE WITHOUT CHARGE FOR ANY ISSUE, STAMP OR OTHER SIMILAR TAX IN RESPECT OF SUCH ISSUANCE.

ITEM 4. NO FRACTIONAL SHARES SHALL BE ISSUED UPON CONVERSION OF ANY SHARES OF SERIES D PREFERRED STOCK AND THE NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED SHALL BE ROUNDED DOWN TO THE NEAREST WHOLE SHARE, AND THE HOLDER OF SERIES D PREFERRED STOCK SHALL BE PAID IN CASH FOR ANY FRACTIONAL SHARE.

ITEM 5. IN CASE AT ANY TIME OR FROM TIME TO TIME THE CORPORATION SHALL PAY ANY DIVIDEND OR MAKE ANY OTHER DISTRIBUTION TO THE HOLDERS OF ITS COMMON STOCK OR OTHER CLASS OF SECURITIES, OR SHALL OFFER FOR SUBSCRIPTION PRO RATA TO THE HOLDERS OF ITS COMMON STOCK OR OTHER CLASS OF SECURITIES ANY ADDITIONAL SHARES OF STOCK OF ANY CLASS OR ANY OTHER RIGHT, OR THERE SHALL BE ANY CAPITAL REORGANIZATION OR RECLASSIFICATION OF THE COMMON STOCK OF THE CORPORATION OR CONSOLIDATION OR MERGER OF THE CORPORATION WITH OR INTO ANOTHER CORPORATION, OR ANY SALE OR CONVEYANCE TO ANOTHER CORPORATION OF THE PROPERTY OF THE CORPORATION AS AN ENTIRETY OR SUBSTANTIALLY AS AN ENTIRETY, OR THERE SHALL BE A VOLUNTARY OR INVOLUNTARY DISSOLUTION, LIQUIDATION OR WINDING UP OF THE CORPORATION, THEN, IN ANY ONE OR MORE OF SAID CASES THE CORPORATION SHALL GIVE AT LEAST 20 DAYS' PRIOR WRITTEN NOTICE (THE TIME OF MAILING OF SUCH NOTICE SHALL BE DEEMED TO BE THE TIME OF GIVING THEREOF) TO THE REGISTERED HOLDERS OF THE SERIES D PREFERRED STOCK AT THE ADDRESSES OF EACH AS SHOWN ON THE BOOKS OF THE CORPORATION MAINTAINED BY THE TRANSFER AGENT THEREOF OF THE DATE ON WHICH (i) THE BOOKS OF THE CORPORATION SHALL CLOSE OR A RECORD SHALL BE TAKEN FOR SUCH STOCK DIVIDEND, DISTRIBUTION OR SUBSCRIPTION RIGHTS OR (ii) SUCH REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, SALE OR CONVEYANCE, DISSOLUTION, LIQUIDATION OR WINDING UP SHALL TAKE PLACE, AS THE CASE MAY BE, PROVIDED THAT IN THE CASE OF ANY TRANSACTION TO WHICH PARAGRAPH H APPLIES THE CORPORATION SHALL GIVE AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE AS AFORESAID. SUCH NOTICE SHALL ALSO SPECIFY THE DATE AS OF WHICH THE HOLDERS OF THE COMMON STOCK OF RECORD

         SHALL PARTICIPATE IN SAID DIVIDEND, DISTRIBUTION OR SUBSCRIPTION RIGHTS OR SHALL BE ENTITLED TO EXCHANGE THEIR COMMON STOCK FOR SECURITIES OR OTHER PROPERTY DELIVERABLE UPON SUCH REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, SALE OR CONVEYANCE OR PARTICIPATE IN SUCH DISSOLUTION, LIQUIDATION OR WINDING UP, AS THE CASE MAY BE. FAILURE TO GIVE SUCH NOTICE SHALL NOT INVALIDATE ANY ACTION SO TAKEN.

ITEM 6. THE CORPORATION SHALL AT ALL TIMES RESERVE AND KEEP AVAILABLE OUT OF ITS AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK, SOLELY FOR THE PURPOSE OF EFFECTING THE CONVERSION OF THE SHARES OF SERIES D PREFERRED STOCK, SUCH NUMBER OF ITS SHARES OF COMMON STOCK AS SHALL FROM TIME TO TIME BE SUFFICIENT TO EFFECT THE CONVERSION OF ALL OUTSTANDING SHARES OF SERIES D PREFERRED STOCK, AND IF AT ANY TIME THE NUMBER OF AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK SHALL NOT BE SUFFICIENT TO EFFECT THE CONVERSION OF ALL THEN OUTSTANDING SHARES OF SERIES D PREFERRED STOCK, THEN IN ADDITION TO SUCH OTHER REMEDIES AS SHALL BE AVAILABLE TO THE HOLDER OF SERIES D PREFERRED STOCK, THE CORPORATION WILL TAKE SUCH CORPORATE ACTION AS MAY, IN THE OPINION OF ITS COUNSEL, BE NECESSARY TO INCREASE ITS AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK TO SUCH NUMBER OF SHARES AS SHALL BE SUFFICIENT FOR SUCH PURPOSES.

ITEM 7.       ANY NOTICE REQUIRED BY THE PROVISIONS OF PARAGRAPH D TO BE
         GIVEN THE HOLDERS OF SHARES OF SERIES D PREFERRED STOCK SHALL BE DEEMED GIVEN IF SENT BY FACSIMILE TRANSMISSION, BY TELEX, OR IF DEPOSITED IN THE UNITED STATES MAIL, POSTAGE PREPAID, AND ADDRESSED TO EACH HOLDER OF RECORD AT HIS, HER OR ITS ADDRESS APPEARING ON THE BOOKS OF THE CORPORATION.

ITEM 8. THE CONVERSION RATIO SHALL BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS FOLLOWS:

                  (1) In case the Corporation shall at any time or from time to time after the Issue Date (A) pay a dividend or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the conversion ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Series D Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series D Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective
(x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                  (2) In the case the Corporation shall, after the Issue Date, issue shares of Common Stock at a price per share, or securities convertible into or exchangeable for shares of Common Stock ("Convertible Securities") having a "Conversion Price" (as defined below) less than the Current Market Price (for a period of 15 consecutive trading days prior to such date), then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series D Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable conversion ratio on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of additional shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at such Current Market price on such date. An adjustment made pursuant to this clause (ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion
Price" of any Convertible Securities is the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities.
Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to clause (i) of this paragraph G, or pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof (including, but not limited to, the Rights, the Series B Preferred Stock, the Series D Preferred Stock and the Warrants) nor (B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or Convertible Securities by the Corporation to which this clause (ii) applies. Upon expiration of any Convertible Securities which shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this clause (ii), the Conversion Price computed upon the original issue thereof shall upon such expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                  (3) In case the Corporation shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than (A) regular quarterly dividends payable in cash in an aggregate amount not to exceed 15% of net income from continuing operations before extraordinary items of the Corporation, determined in accordance with generally accepted accounting principles, during the period (treated as one accounting period) commencing on July 1, 1998, and ending on the date such dividend is paid or (B) dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph G, then, and in each such case, the conversion ratio shall be adjusted so that the holder of each share of Series D Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable conversion ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be such Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date less the Fair Market Value (as defined in Article IX) per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Series D Preferred Stock) of such dividend or distribution; PROVIDED, HOWEVER, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the current market price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; PROVIDED, HOWEVER, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                  (4) For purposes of this paragraph G, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation.

                  (5) The term "dividend", as used in this paragraph G shall mean a dividend or other distribution upon stock of the Corporation except pursuant to the Rights Agreement (as defined in Article IX). Notwithstanding anything in this Article VIII to the contrary, the conversion ratio shall not be adjusted as a result of any dividend, distribution or issuance of securities of the Corporation pursuant to the Rights Agreement.

                  (6) Anything in this paragraph G to the contrary notwithstanding, the Corporation shall not be required to give effect to any adjustment in the conversion ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the conversion ratio by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the conversion ratio by at least one-hundredth of one share of Common Stock, such change in conversion ratio shall thereupon be given effect.

                  (7) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this paragraph G.

                  (8) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph G or in the conversion ratio then in effect shall be required by reason of the taking of such record.

                  (9) There shall be no adjustment of the conversion ratio in case of the issuance of any stock of the Corporation in a merger, reorganization, acquisition or other similar transaction except as set forth in paragraph G(i), G(ii) and H of this Article VIII.

ITEM 9. IN CASE OF ANY REORGANIZATION OR RECLASSIFICATION OF OUTSTANDING SHARES OF COMMON STOCK (OTHER THAN A RECLASSIFICATION COVERED BY PARAGRAPH G(i) OF THIS ARTICLE VIII), OR IN CASE OF ANY CONSOLIDATION OR MERGER OF THE CORPORATION WITH OR INTO ANOTHER CORPORATION, OR IN THE CASE OF ANY SALE OR CONVEYANCE TO ANOTHER CORPORATION OF THE PROPERTY OF THE CORPORATION AS AN ENTIRETY OR SUBSTANTIALLY AS AN ENTIRETY (EACH OF THE FOREGOING BEING REFERRED TO AS A "TRANSACTION"), EACH SHARE OF SERIES D PREFERRED STOCK THEN OUTSTANDING SHALL THEREAFTER BE CONVERTIBLE INTO, IN LIEU OF THE COMMON STOCK ISSUABLE UPON SUCH CONVERSION PRIOR TO CONSUMMATION OF SUCH TRANSACTION, THE KIND AND AMOUNT OF SHARES OF STOCK AND OTHER SECURITIES AND PROPERTY RECEIVABLE (INCLUDING CASH) UPON THE CONSUMMATION OF SUCH TRANSACTION BY A HOLDER OF THAT NUMBER OF SHARES OF COMMON STOCK INTO WHICH ONE SHARE OF SERIES D PREFERRED STOCK WAS CONVERTIBLE IMMEDIATELY PRIOR TO SUCH TRANSACTION (INCLUDING, ON A PRO RATA BASIS, THE CASH, SECURITIES OR PROPERTY RECEIVED BY HOLDERS OF COMMON STOCK IN ANY TENDER OR EXCHANGE OFFER THAT IS A STEP IN SUCH TRANSACTION). IN CASE SECURITIES OR PROPERTY OTHER THAN COMMON STOCK SHALL BE ISSUABLE OR DELIVERABLE UPON CONVERSION AS AFORESAID, THEN ALL REFERENCE IN THIS PARAGRAPH H SHALL BE DEEMED TO APPLY, SO FAR AS APPROPRIATE AND AS NEARLY AS MAY BE, TO SUCH OTHER SECURITIES OR PROPERTY.

ITEM 10.      UPON ANY ADJUSTMENT OF THE CONVERSION RATIO THEN IN EFFECT
         AND ANY INCREASE OR DECREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON THE OPERATION OF

         THE CONVERSION SET FORTH IN ARTICLE VIII, THEN, AND IN EACH SUCH CASE, THE CORPORATION SHALL PROMPTLY DELIVER TO THE REGISTERED HOLDERS OF THE SERIES D PREFERRED AND COMMON STOCK, A CERTIFICATE SIGNED BY THE PRESIDENT OR A VICE PRESIDENT AND BY THE TREASURER OR AN ASSISTANT TREASURER OR THE SECRETARY OR AN ASSISTANT SECRETARY OF THE CORPORATION SETTING FORTH IN REASONABLE DETAIL THE EVENT REQUIRING THE ADJUSTMENT AND THE METHOD BY WHICH SUCH ADJUSTMENT WAS CALCULATED AND SPECIFYING THE CONVERSION RATIO THEN IN EFFECT FOLLOWING SUCH ADJUSTMENT AND THE INCREASED OR DECREASED NUMBER OF SHARES ISSUABLE UPON THE CONVERSION SET FORTH IN THIS ARTICLE VIII.

                           IX. ADDITIONAL DEFINITIONS

                  For the purposes of this Certificate of Designations of Series D Preferred Stock, the following terms shall have the meanings indicated:
                  "Accrual Period" means the end of the first quarterly period following February 10, 2001.
                  "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings.
                  "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
                  "Bylaws" means the Bylaws of the Corporation, as amended. "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.
                  "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.
                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.
                  "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.
                  "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.
                  "Issue Date" shall mean the first date on which shares of Series D Preferred Stock are issued.
                  "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.
                  "Redemption Price" of a share of Series D Preferred Stock shall mean the sum of (a) the dividends, if any, accumulated or deemed to have accumulated thereon to the Optional Redemption Date, as applicable, whether or not such dividends are declared PLUS Stated Value thereof subject, to adjustment for splits, reclassifications, recombinations or similar events.
                  "Rights" shall mean any rights to purchase securities of the Corporation issued pursuant to any Rights Agreement.

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

                  "Rights Agreement" shall mean the Rights Agreement, dated as of June 21, 1996, between the Company and Wells Fargo Bank as rights agent, and all amendments, supplements and replacements thereof.
                  "Stated Value" shall be equal to $0.85.
                  "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the Voting Securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person and one or more of its Subsidiaries.
                  "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange a Business Day.
                  "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.
                                X. MISCELLANEOUS
                  A. NOTICES. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:
                     (1) if to the Corporation, to its office at 2 California
                         Plaza, 350 South Grand Avenue, Los Angeles,
                         California 90071 (Attention: General Counsel) or to the transfer agent for the Series D Preferred Stock;
                     (2) if to a holder of the Series D Preferred Stock, to
                         such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series D Preferred Stock); or
                     (3) to such other address as the Corporation or such
                         holder, as the case may be, shall have designated by notice similarly given.

                  B. REACQUIRED SHARES. Any shares of Series D Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series D Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $0.001 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $0.001 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

                  C. ENFORCEMENT. Any registered holder of shares of Series D Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  D. TRANSFER TAXES. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion of, or other securities or property issued on account of, shares of Series D Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Series D Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

                  E. TRANSFER AGENT. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series D Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series D Preferred Stock.

                  F. RECORD DATES. In the event that the Series D Preferred Stock shall be registered under either the Securities Act of 1933, as amended, or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series D Preferred Stock.

         The effective date and time of this Certificate of Designations is July 12, 2000 at 9:01 a.m.

                  IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Secretary, this 11th day of July, 2000.
                                              AAMES FINANCIAL CORPORATION

                                              By:   /S/ JOHN F. MADDEN, JR.
                                                  ----------------------------
                                                    John F. Madden, Jr.
                                                    Secretary

                          CERTIFICATE OF CORRECTION TO
                        CERTIFICATE OF THE VOTING POWERS,
                          DESIGNATIONS, PREFERENCES AND
                      RELATIVE, PARTICIPATING, OPTIONAL OR
                            OTHER SPECIAL RIGHTS, AND
                         QUALIFICATIONS, LIMITATIONS OR
                            RESTRICTIONS THEREOF, OF
                     SERIES D CONVERTIBLE PREFERRED STOCK OF
                           AAMES FINANCIAL CORPORATION


      (Pursuant to Section 103(f) of the General Corporation Law of Delaware)


      Aames Financial Corporation., a Delaware corporation, DOES HEREBY CERTIFY:

                               FIRST: The name of the corporation is Aames
Financial Corporation (the "Company").

                               SECOND: A Certificate of the Voting Powers,
Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions thereof, of Series D Convertible Preferred Stock of Aames Financial Corporation (the "Certificate of Designation"), was filed in the Office of the Secretary of State of the State of Delaware on July 12, 2000, and said Certificate requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the state of Delaware.

                               THIRD: The inaccuracy or defect of such
Certificate of Designation is that paragraph fifteen of Article IX of the Certificate of Designation incorrectly recites that the "'Stated Value'" shall be equal to [$0.90]."

                               FOURTH: Paragraph fifteen of Article IX of the
Certificate of Designation Certificate of Designation is hereby amended to read as follows:

                               "'Stated Value'" shall be equal to $0.85."

                               IN WITNESS WHEREOF, The Company has caused
this certificate to be signed by John F. Madden, Jr., its Secretary, this 1st day of August, 2000.

                                               AAMES FINANCIAL CORPORATION

                                               By:   /S/ JOHN F. MADDEN, JR.
                                                   ----------------------------
                                                     John F. Madden, Jr.
                                                     Secretary

                          CERTIFICATE OF CORRECTION TO

                        CERTIFICATE OF THE VOTING POWERS,
                          DESIGNATIONS, PREFERENCES AND
                      RELATIVE, PARTICIPATING, OPTIONAL OR
                            OTHER SPECIAL RIGHTS, AND
                         QUALIFICATIONS, LIMITATIONS OR
                            RESTRICTIONS THEREOF, OF
                     SERIES D CONVERTIBLE PREFERRED STOCK OF
ITEM 11. AAMES FINANCIAL CORPORATION

        (Pursuant to Section 103(f) of the General Corporation Law of Delaware)

         Aames Financial Corporation, a Delaware corporation, DOES HEREBY
CERTIFY:

         FIRST:   The name of the corporation is Aames Financial Corporation
(the "Company").

         SECOND: A Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions thereof, of Series D Convertible Preferred Stock of Aames Financial Corporations (the "Certificate of Designation"), was filed in the Office of the Secretary of State of the State of Delaware on July 12, 2000, and the Certificate of Designation requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware.

         THIRD: The inaccuracy or defect of the Certificate of Designation is that the first sentence of Article I of the Certificate of Designation incorrectly recites that the number of shares constituting the Series D Convertible Preferred Stock is 108,801,328.

         FOURTH: The first sentence of Article I of the Certificate of Designation is hereby amended to read, in full, as follows:

         "The designation of this series of shares shall be "Series D Convertible Preferred Stock" (the "Series D Preferred Stock") par value $0.001 per share; the stated value per share shall be $0.85 (the "Stated Value"); and the number of shares constituting such series shall be 108,565,514."


         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by John F. Madden, Jr., its Secretary, this 29th day of August, 2000.


                                         AAMES FINANCIAL CORPORATION

                                         By:   /S/ JOHN F. MADDEN, JR.
                                             ---------------------------------
                                               John F. Madden, Jr.
                                               Secretary

                          CERTIFICATE OF CORRECTION TO

                           CERTIFICATE OF DECREASE OF
                         AUTHORIZED NUMBER OF SHARES OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
ITEM 12.                 OF AAMES FINANCIAL CORPORATION

         (Pursuant to Section 103(f) of the General Corporation Law of Delaware)

         Aames Financial Corporation, a Delaware corporation, DOES HEREBY
CERTIFY:

         FIRST:   The name of the Corporation is Aames Financial Corporation
(the "Company").

         SECOND: A Certificate of Decrease of Authorized Number of Shares of Series C Convertible Preferred Stock of Aames Financial Corporation (the "Certificate of Decrease"), was filed in the Office of the Secretary of State of the State of Delaware on July 12, 2000, and the Certificate of Decrease requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the state of Delaware.

         THIRD: The innacuracy or defect of the Certificate of Decrease is that the second paragraph incorrectly recites that the Board of Directors adopted a resolution authorizing and directing an decrease in the authorized number of shares of Series C Convertible Preferred Stock of the Company, from 107,122,664 shares to 60,994,672 shares.

         FOURTH: The second paragraph of the Certificate of Decrease is hereby amended to read as follows:

         "That the Board of Directors of the Corporation adopted a resolution authorizing and directing a decrease in the authorized number of shares of Series C Convertible Preferred Stock of the Corporation, from 107,122,664 shares to 61,230,486 shares, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the Certificate of Incorporation of the Corporation."

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by John F. Madden, Jr., its Secretary, this 29th day of August, 2000.

                                     AAMES FINANCIAL CORPORATION

                                     By:   /S/ JOHN F. MADDEN, JR.
                                         ---------------------------------
                                         John F. Madden, Jr.
                                         Secretary